SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 December 13, 2004


                         The Estee Lauder Companies Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                                        11-2408943
(State or other jurisdiction of               (IRS Employer Identification No.)
 incorporation or organization)


767 Fifth Avenue, New York, New York                            10153
(Address of principal executive offices)                      (Zip Code)


                         Commission File Number: 1-14064


                                  212-572-4200
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement

      A summary of the compensation provided to the non-employee directors of The Estee Lauder Companies Inc. is attached as Exhibit 10.1 hereto and incorporated into this Item 1.01 by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Confirmation of Appointment of Daniel J. Brestle as Chief Operating Officer
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      On December 13, 2004, the Board of Directors of The Estee Lauder Companies
Inc. (the "Company") confirmed the appointment of Daniel J. Brestle as Chief Operating Officer ("COO") of the Company effective January 1, 2005. As COO, Mr. Brestle will be responsible through intermediate reports for the Company's operations, including materials planning, procurement, manufacturing and logistics; research and development; and Estee Lauder, M-A-C, Prescriptives, Jo Malone, La Mer, kate spade and the BeautyBank brands.

      Prior to his appointment as COO, Mr. Brestle, age 59, served as Group President responsible for the Company's specialty brands, such as Aveda, Bobbi Brown, Bumble and bumble, La Mer, Prescriptives, Jo Malone, kate spade and Stila on a worldwide basis since July 2001. During that time, he was also responsible for the recently acquired brands, Darphin and Rodan + Fields, and for BeautyBank and its brands. From July 1998 through June 2001, he was President of Estee Lauder (USA & Canada). Prior to July 1998, he was President of Clinique Laboratories, Inc. and had been the senior officer of that division since 1992. From 1988 through 1992, he was President of Prescriptives U.S.A. Mr. Brestle joined the Company in 1978.

      The terms of his new employment agreement have not yet been finalized.

Appointment of Mellody Hobson to Board of Directors and Audit Committee
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      On December 17, 2004, the Board of Directors of the Company appointed
Mellody Hobson to the Company's Board of Directors and to the Audit Committee of the Board of Directors effective January 1, 2005.


Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.    Description
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10.1           Summary of Compensation for Non-Employee Directors


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                     THE ESTEE LAUDER COMPANIES INC.


Date: December 17, 2004             By: /s/ Sara E. Moss
                                        --------------------------------------
                                        Sara E. Moss
                                        Executive Vice President,
                                        General Counsel and Secretary

















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
                         THE ESTEE LAUDER COMPANIES INC.

                                  EXHIBIT INDEX



Exhibit No.    Description
-----------    -----------

10.1           Summary of Compensation for Non-Employee Directors




















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